SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2006

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 18, 2006, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) issued a Press Release announcing that it will release financial results for the quarter ending March 31, 2006 on Tuesday, April 25, 2006 and announcing that it will hold its first earnings conference call to discuss the first quarter 2006 financial results at 4:30 p.m. EDT on Tuesday, April 25, 2006. The text of the Press Release is set forth in Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release announcing earnings release date and conference call to discuss first quarter 2006 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: April 18, 2006

EXHIBIT INDEX

Exhibit 99.1 Press Release dated April 18, 2006

2